UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4430

Dreyfus 100% U.S. Treasury Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/12

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus 100% U.S. Treasury
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After posting sharp declines at the start of the reporting period, many investments gained value over the fall of 2011 and in early 2012, when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, stocks and higher yielding bonds gave back some of their previous gains, while yields of U.S. Treasury securities declined to levels not seen since the 1940s. In contrast, yields of money market instruments remained near historical lows as the Federal Reserve Board left its target for short-term interest rates unchanged and prevailing yields remained low.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.00% for the same period.1

Yields of money market instruments remained near historical lows over the first half of 2012 as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged in a range between 0% and 0.25% amid erratic economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests only in U.S.Treasury securities. As a money market fund, it is subject to strict federal requirements.The maximum weighted average portfolio maturity is 60 days, and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

Economic Recovery Sputtered in the Spring

2012 began in the midst of an economic rebound as the U.S. unemployment rate had declined from 9.0% to 8.5% and manufacturing activity had accelerated in the weeks just prior to the start of the reporting period. In fact, it later was announced that the U.S. economy grew at a respectable 3.0% annualized rate during the fourth quarter of 2011.

The upward trend in economic data persisted in January 2012. Most notably, the unemployment rate fell to 8.3% amid a net gain of 243,000 jobs. Even the long-depressed housing market showed signs

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

of life when it was announced that existing home sales had posted a 5% gain. In February, new reports suggested that the U.S. economy continued to gain traction, with the private sector adding another 233,000 jobs and the unemployment rate holding steady.What’s more, retail and food service sales climbed 1.1% in February, according to the U.S. Department of Commerce, which many saw as a promising sign for a domestic economy fueled mainly by consumers.

The recovery appeared to continue in March. Despite a decrease to 120,000 new jobs created during the month, the unemployment rate inched lower to 8.2%.The manufacturing and service sectors expanded for the 32nd and 27th consecutive months, respectively. However, gasoline prices surged higher in March, contributing to a modest decline in consumer confidence.

The expansion of the U.S. economy appeared to moderate in April amid mixed economic data. Only 77,000 jobs were added to the labor force during the month, but the unemployment rate dipped slightly to 8.1%, its lowest reading in more than three years. Manufacturing activity continued to increase, while the service sector posted relatively sluggish growth. It later was estimated that U.S. GDP growth slowed to a 1.9% annualized rate over the first quarter of 2012, primarily due to significant cuts in government spending.

May brought more disappointing news, including another subpar month of job creation and an uptick in the unemployment rate to 8.2%.While manufacturing activity continued to expand, it did so at a slower rate. Meanwhile, a resurgent debt crisis in Europe dominated the headlines when austerity measures encountered resistance in some countries, including Greece, threatening the region’s economic prospects.

June saw more mixed economic data. On one hand, the manufacturing sector contracted for the first time in three years, with weakness especially evident in new orders placed during the month. On the other hand, the

U.S. housing market showed signs of life when home prices climbed for the first time in seven months. In addition, new unemployment claims fell over the latter part of the month, and many analysts were encouraged when European policymakers adopted new measures to shore up the region’s troubled banking system.

Rates Likely to Stay Low

As has been the case for the past several years, yields of U.S. Treasury bills remained near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated Treasury securities typically entail.Therefore, we continued to maintain the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite recent swings in the economic outlook, the Fed has repeatedly reiterated its intention to keep short-term interest rates near historical lows at least through late 2014. Consequently, we intend to maintain the fund’s focus on liquidity.

July 16, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
A security backed by the U.S.Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012

Expenses paid per $1,000†	$.30
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012

Expenses paid per $1,000†	$.30
Ending value (after expenses)	$1,024.57

Expenses are equal to the fund’s annualized expense ratio of .06%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—90.4%	Purchase (%)	Amount ($)	Value ($)
7/5/12	0.05	350,000,000	349,997,864
7/12/12	0.07	134,000,000	133,997,116
7/19/12	0.08	45,000,000	44,998,312
7/26/12	0.09	15,000,000	14,999,062
8/2/12	0.10	10,000,000	9,999,156
8/9/12	0.10	40,000,000	39,995,829
8/16/12	0.10	75,000,000	74,990,896
8/30/12	0.05	3,000,000	2,999,750
9/13/12	0.09	110,000,000	109,980,781
9/20/12	0.09	65,000,000	64,987,203
10/18/12	0.13	50,000,000	49,980,319
11/1/12	0.15	20,000,000	19,990,092
11/8/12	0.13	50,000,000	49,976,528
11/23/12	0.14	50,000,000	49,972,309
11/29/12	0.14	50,000,000	49,970,639
12/27/12	0.16	35,000,000	34,973,026
Total U.S. Treasury Bills
(cost $1,101,808,882)			1,101,808,882

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Notes—9.4%	Purchase (%)	Amount ($)	Value ($)
7/2/12	0.10	33,000,000	33,000,452
7/2/12	0.10	1,000,000	1,000,125
7/31/12	0.08	50,000,000	50,022,412
7/31/12	0.12	30,000,000	30,111,286
Total U.S. Treasury Notes
(cost $114,134,275)			114,134,275

Total Investments (cost $1,215,943,157)		99.8%	1,215,943,157
Cash and Receivables (Net)		.2%	2,270,963
Net Assets		100.0%	1,218,214,120

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Treasury Bills	90.4	U.S. Treasury Notes	9.4
			99.8
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,215,943,157	1,215,943,157
Cash		1,675,232
Interest receivable		836,720
Receivable for shares of Beneficial Interest subscribed		20,144
Prepaid expenses		32,826
		1,218,508,079
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		70,819
Payable for shares of Beneficial Interest redeemed		185,514
Accrued expenses		37,626
		293,959
Net Assets ($)		1,218,214,120
Composition of Net Assets ($):
Paid-in capital		1,218,215,513
Accumulated net realized gain (loss) on investments		(1,393)
Net Assets ($)		1,218,214,120
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		1,217,929,628
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Interest Income	391,762
Expenses:
Management fee—Note 2(a)	3,048,520
Shareholder servicing costs—Note 2(b)	334,389
Trustees’ fees and expenses—Note 2(c)	104,497
Custodian fees—Note 2(b)	44,956
Professional fees	40,529
Registration fees	21,719
Prospectus and shareholders’ reports	18,291
Miscellaneous	12,025
Total Expenses	3,624,926
Less—reduction in expenses due to undertaking—Note 2(a)	(3,232,915)
Less—reduction in fees due to earnings credits—Note 2(b)	(359)
Net Expenses	391,652
Investment Income—Net	110
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,684)
Net (Decrease) in Net Assets Resulting from Operations	(1,574)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	110	175
Net realized gain (loss) on investments	(1,684)	1,544
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,574)	1,719
Dividends to Shareholders from ($):
Investment income—net	(110)	(175)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	1,111,975,627	1,337,187,579
Dividends reinvested	110	175
Cost of shares redeemed	(1,069,167,368)	(1,204,747,642)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	42,808,369	132,440,112
Total Increase (Decrease) in Net Assets	42,806,685	132,441,656
Net Assets ($):
Beginning of Period	1,175,407,435	1,042,965,779
End of Period	1,218,214,120	1,175,407,435

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012					Year Ended December 31,
	(Unaudited)		2011		2010		2009		2008	2007
Per Share Data ($):
Net asset value,
beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.014	.041
Distributions:
Dividends from
investment income—net (.000)[a]			(.000)[a]		(.000)[a]		(.000)[a]		(.014)	(.041)
Net asset value,
end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.02		1.37	4.16
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.59	[c]	.62		.60		.60		.59	.65
Ratio of net expenses
to average net assets	.06	[c]	.08		.14		.36		.58	.65
Ratio of net investment
income to average
net assets	.00	[b,c]	.00	[b]	.00	[b]	.02		1.00	4.05
Net Assets,
end of period
($ x 1,000)	1,218,214		1,175,407		1,042,966		1,230,392		2,264,240	604,271

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the fund’s Board of Trustees.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	1,215,943,157
Level 3—Significant Unobservable Inputs	—
Total	1,215,943,157
† See Statement of Investments for additional detailed categorizations.

For the period ended June 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time.The reduction in expenses, pursuant to the undertakings amounted to $3,232,915, during the period ended June 30, 2012.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2012, the fund was charged $211,949 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $83,985 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $44,956 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended June 30, 2012, the fund was charged $7,473 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $359.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $510,875, custodian fees $21,528, Chief Compliance Officer fees $3,183 and transfer agency per account fees $56,000, which are offset against an expense reimbursement currently in effect in the amount of $520,767.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on June, 28, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	19

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians, ranking in the first quartile in the Performance Group for the four-, five- and ten-year periods ended May 31, 2012.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund

The Fund	21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At a special Board meeting held on April 23, 2012, the Board approved consolidating the fund’s Board with the boards of certain other funds in The Dreyfus Family of Funds, effective September 1, 2012, subject to the election of the new Board members by shareholders of the fund (the “Board Consolidation”). It was noted that, to align the renewal dates of the Management Agreements of the funds involved in the Board Consolidation, management recommended changing the fund’s Management Agreement renewal date to March 30th, subject to shareholder election of the new Board members for the fund.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement through March 30, 2013, subject to shareholder approval of the Board Consolidation as described above (if not approved by shareholders, the Agreement could continue until July 31, 2013 unless the Board determined to renew the Agreement), was in the best interests of the fund and its shareholders.

The Fund	23

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	August 20, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)